Floor Plan Loans Payable	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Floor Plan Loans Payable [Abstract]
FLOOR PLAN LOANS PAYABLE

NOTE 12—FLOOR PLAN LOANS PAYABLE

At September 30, 2019, $13,908 of machinery and equipment inventory was pledged to secure a floor plan loan from a commercial lender. The Company must remit proceeds from the sale of the secured inventory to the floor plan lender and pays a finance charge that can vary monthly at the option of the lender. The balance of the floor plan payable as of September 30, 2019 and December 31, 2018 amounted to $13,908 and $109,100, respectively.

NOTE 12—PROMISSORY NOTES

8% Vesting Promissory Note

As noted above in Note 7, a portion of the purchase price for the acquisition of Neese was paid by the issuance of a vesting promissory note in the principal amount of $1,875,000 (which was determined to have no fair value as of December 31, 2018 and a fair value of $395,634 as of December 31, 2017) by 1847 Neese and Neese to the sellers of Neese. Payment of the principal and accrued interest on the vesting promissory note is subject to vesting and a contingent consideration subject to fair market valuation adjustment at each reporting period. The vesting promissory note bears interest on the vested portion of the principal amount at the rate of eight percent (8%) per annum and is due and payable in full on June 30, 2020 (the "Maturity Date"). The principal of the vesting promissory note vests in accordance with the following formula:

●	Fiscal Year 2017: If Adjusted EBITDA for the fiscal year ending December 31, 2017, exceeds an Adjusted EBITDA target of $1,300,000 (the "Adjusted EBITDA Target"), then a portion of the principal amount of the vesting promissory note that is equal to sixty percent (60%) of such excess shall vest. Interest shall be payable on such vested portion of principal from January 1, 2017 through the Maturity Date. For the year ended December 31, 2017, Adjusted EBITDA was $788,958, below the threshold amount of $1,300,000, therefore no portion of the note vested in fiscal year 2017.

●	Fiscal Year 2018: If Adjusted EBITDA for the fiscal year ending December 31, 2018, exceeds the Adjusted EBITDA Target, then a portion of the principal amount of the vesting promissory note that is equal to sixty percent (60%) of such excess shall vest. Interest shall be payable on such vested portion of principal from January 1, 2018 through the Maturity Date. For the year ended December 31, 2018, Adjusted EBITDA was approximately $320,000, below the threshold amount of $1,300,000, therefore no portion of the note vested in fiscal year 2018.

●	Fiscal Year 2019: If Adjusted EBITDA for the fiscal year ending December 31, 2019, exceeds the Adjusted EBITDA Target, then a portion of the principal amount of the vesting promissory note that is equal to sixty percent (60%) of such excess shall vest. Interest shall be payable on such vested portion of principal from January 1, 2019 through the Maturity Date.

For purposes of the vesting promissory note, "Adjusted EBITDA" means the earnings before interest, taxes, depreciation and amortization expenses, in accordance with GAAP applied on a basis consistent with the accounting policies, practices and procedures used to prepare the financial statements of Neese as of the closing date, plus to the extent deducted in calculating such net income: (i) all expenses related to the transactions contemplated hereby and/or potential or completed future financings or acquisitions, including legal, accounting, due diligence and investment banking fees and expenses; (ii) all management fees, allocations or corporate overhead (including executive compensation) or other administrative costs that arise from the ownership of Neese by 1847 Neese including allocations of supervisory, centralized or other parent-level expense items; (iii) one-time extraordinary expenses or losses; and (iv) any reserves or adjustments to reserves which are not consistent with GAAP. Additionally, for purposes of calculating Adjusted EBITDA, the purchase and sales prices of goods and services sold by or purchased by Neese to or from 1847 Neese, its subsidiaries or affiliates shall be adjusted to reflect the amounts that Neese would have realized or paid if dealing with an independent third-party in an arm's-length commercial transaction, and inventory items shall be properly categorized as such and shall not be expenses until such inventory is sold or consumed.

At June 30, 2018, management made the determination that the vesting note payable had no value because it estimated that the EBITDA threshold of $1,300,000 for both 2018 and 2019 would be not attained, thus eliminating the requirement for a payment under terms of the note payable.

The vesting promissory note contains customary events of default, including in the event of: (i) non-payment; (ii) a default by 1847 Neese or Neese of any of their covenants under the stock purchase agreement, the vesting promissory note, or any other agreement entered into in connection with the stock purchase agreement, or a breach of any of their representations or warranties under such documents; or (iii) the bankruptcy of 1847 Neese or Neese.

Under terms of the term loan described in Note 11, this note may not be paid until the term loan is paid in full.

10% Promissory Note

As noted above in Note 7, a portion of the purchase price for the acquisition of Neese was paid by the issuance of a promissory note in the principal amount of $1,025,000 by 1847 Neese and Neese to the sellers of Neese. The promissory note bears interest on the outstanding principal amount at the rate of ten percent (10%) per annum and was due and payable in full on March 3, 2018; provided, however, that the unpaid principal, and all accrued, but unpaid, interest thereon shall be prepaid if at any time, and from time to time, the cash on hand of 1847 Neese and Neese exceeds $250,000 and, then, the prepayment shall be equal to the amount of cash in excess of $200,000 until the unpaid principal and accrued, but unpaid, interest thereon is fully prepaid. The promissory note contains the same events of default as the vesting promissory note. The promissory note has not been repaid, thus the Company is in default under this note. Under terms of the term loan described in Note 11, this note may not be paid until the term loan is paid in full. The payees on the note agreed to the modification of its terms by signing the loan agreement for the Home State Bank term loan. Accordingly, the loan is shown as a long-term liability as of December 31, 2018. Additionally, the term loan lender limits the payment of interest on this note to $40,000 annually. The Company continues to accrue interest at the contract rate; however, given the limitations of the term loan, all accrued interest in excess of $40,000 is included in long-term accrued expenses.